INVESTOR PRESENTATION February 2022

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward- looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. In addition, the COVID-19 pandemic continues to have an uncertain impact on the Company, its customers and the communities it serves. Given its ongoing and dynamic nature, including potential variants, it is difficult to predict the continuing impact of the pandemic on the Company's business, financial condition or results of operations. The extent of such impact will depend on future developments, which remain highly uncertain, including when the pandemic will be controlled and abated, and the extent to which the economy can remain open. As the result of the pandemic and the related adverse local and national economic consequences, the Company could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to remain substantially open, and higher levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for credit losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our wealth management revenues may decline with continuing market turmoil; we may face the risk of a goodwill write-down due to stock price decline; and our cyber security risks are increased as the result of an increased number of employees working remotely. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter and Year Ended 12/31/21) 3 Bank founded: 1839 Stock symbol: PFS (NYSE) Branches: 96 serving northern and central New Jersey, eastern Pennsylvania & Queens County, NY Market capitalization: $1,865.0 Billion as of 2/7/22 Balance sheet: $13.8 Billion in Total Assets $9.6 Billion in Net Loans $11.2 Billion in Total Deposits Strong core funding: 21 bps cost of deposits Efficient operator: 1.81%: Annualized adjusted non- interest expenses / average assets(1) 54.74%: Efficiency Ratio(1) Wealth management business: Beacon Trust Company $4.2 Billion AUM Insurance Business: SB One Insurance $10.4 Million in annual revenue (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Acquired Tirschwell & Loewy, Inc. AUM: $822M Acquired The MDE Group AUM: $1.3B Acquired Team Capital Bank Assets: $964M Acquired First Sentinel Bancorp Assets: $2.6B Acquired First Morris Bank & Trust Assets: $554M Acquired Beacon Trust Company AUM: $1.5B IPO NYSE PFS 1839 Founded 2003 2004 2007 2011 2014 2015 2019 2020 Successful & Disciplined Acquirer Acquired SB One Bancorp Assets: $2.2B 4

1.47% 1.38% 1.46% 1.54% 1.52% 1.56% 1.55% 1.50% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Core PTPP ROAA (Annualized Core PTPP earnings / average assets) $0.56 $0.56 $0.61 $0.65 $0.64 $0.67 $0.68 $0.68 Core PTPP Earnings per Share 5 Successful & Disciplined Acquirer (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Acquisition of SB One Synergies of talent from both PFS and SB One are creating a renewed energy translating into improved efficiencies, an enhanced employee experience and high performance. Integration of the Bank business lines with Beacon and SB One Insurance is driving an enhanced customer experience, higher performance and balance sheet growth. Achieved anticipated PTPP earnings accretion per share 2Q21, earn back of TBV dilution within 15 months after close date, cost saves greater than 30% assumption; and kept merger pre-tax expenses below estimates of ~$18 million. $14.84 $14.83 $14.45 $14.86 $15.19 $15.58 $15.72 $16.02 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Tangible book value per share (Tangible stockholders' equity / shares outstanding) (1) (1) (1)

NYSE: PFS POPULATION (as of 12/2021) NJ – 9,301,389 PA – 13,015,961  Bucks – 639,897  Lehigh – 380,573  Northampton – 312,829 NY – 20,209,830  Queens – 2,317,350MEDIAN INCOME AND NATIONAL RANK  NJ - $94,000 – 4th nationwide  PA - $70,412 – 26th nationwide  NY - $80,148 – 15th nationwide Source: S&P Global MI as of 12/2021  Densely populated, lucrative markets  Highly educated, wealthy population  Diverse economy proximate to New York City and Philadelphia metro areas Strong Presence in Attractive Markets 6

NYSE: PFS Average client tenure Business  < 1 year 5%  1 – 2 years 18%  3 – 5 years 21%  6 – 9 years 19%  10+ years 35% Consumer  < 1 year 2%  1 – 2 years 10%  3 – 5 years 14%  6 – 9 years 14%  10+ years 61% Provident’s NJ deposit share among NJ based institutions ranks 3rd* Businesses in market (excluding franchises) **  NJ (14 counties) has 437,933 businesses  PA (3 counties) has 73,903 businesses  NY (1 county) has 79,716 businesses Households Services per Household Business 22,959 1.81 Consumer 110,739 2.64 Source: *FDIC as of 6/30/21 **S&P Global MI as of 12/2021 Household Profile Strong Presence in Attractive Markets 7

NYSE: PFS (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 8 0.99% 1.22% 1.15% 0.86% 1.26% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2017 2018 2019 2020 2021 ROAA (Annualized net Income/average assets) 1.53% 1.72% 1.63% 1.47% 1.53% 1.30% 1.35% 1.40% 1.45% 1.50% 1.55% 1.60% 1.65% 1.70% 1.75% 2017 2018 2019 2020 2021 Core PTPP ROAA (1) (Annualized Core PTPP earnings/average assets)

NYSE: PFS (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 9 7.28% 8.93% 8.07% 6.49% 10.03% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2017 2018 2019 2020 2021 ROAE (Annualized net income/average stockholders' equity) 10.82% 13.07% 11.71% 9.28% 13.89% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2017 2018 2019 2020 2021 ROATE (Annualized net income/average tangible stockholders' equity)

9.79% CAGR 5.01% CAGR +26.3% 10 Historically Strong Track Record of Returns (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. (2) Does not include special cash dividends of $0.15 in 2017 and $0.20 in 2019. Increased regular quarterly cash dividend to $0.24 Q4 2021 $1.38 $1.45 $1.82 $1.74 $1.39 $2.19 2016 2017 2018 2019 2020 2021 Diluted Earnings per share $11.75 $12.54 $13.20 $14.18 $14.85 $14.86 $16.02 Tangible book value per share (Tangible stockholders' equity/shares outstanding) $0.17 $0.19 $0.20 $0.21 $0.23 $0.23 $0.24 Regular Quarterly Cash Dividend Per Share 2.7% 3.0% 3.5% 3.7% 5.1% 4.0%Dividend Yield (1) (2)

NYSE: PFS Stable & Growing Core Funding Base – YTD 2021 Total Average Deposits $11.6 B Average Branch Size $116.1 M Cost of Interest Bearing Deposits: 0.28% Total Cost of Deposits: 0.21% AVERAGE DEPOSIT COMPOSITION 11 Muni 16% Commercial 39% Retail 45% Savings 13% Money Market 23% NOW 32% Non-interest bearing deposits 24% Certificate of deposits 8%

NYSE: PFS Diversified Loan Portfolio – 12/31/21 12 Residential 13% Commercial Mortgage 40% Multi-family 14% Construction 7% Commercial 23% Consumer 3% Total Gross Loans $9.59B

Solid Credit Posture 13 0.82% 0.77% 0.76% 1.03% 0.84% 2017 2018 2019 2020 2021 Total Allowance to total Loans 0.57% 0.38% 0.58% 0.93% 0.59%Non performing assets to Loans +REO 0.48% 0.35% 0.55% 0.89% 0.50% Total non-performing loans to total loans 0.42% 0.28% 0.44% 0.71% 0.41% Total non-performing assets as a percentage of total assets 0.10% 0.39% 0.18% 0.06% (0.04%) Net Charge off (recovery) ratio

NYSE: PFS Emphasis on Fee Income Non-Interest Income $ in millions 14 31.61% 30.60% 35.27% 35.53% 35.43% 4.85% 11.77% $55.7 $58.7 $63.8 $72.4 $86.8 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2017 2018 2019 2020 2021 Other income Net gain on securities transactions Bank-owned life insurance Insurance agency income Wealth management income Fees

NYSE: PFS Focus on Wealth Management Business 15 (actual YTD thru 12/31/21) Total Wealth Revenue $31.5M Profit Margin 28.9% Advisory 89% Trust & Estate 9% Tax 1% Private Banking 1%

NYSE: PFS AVERAGE FEE 77 bps EBITDA & NET INCOME EBITDA (for the year-ended December 31, 2021) $19.9M* Net Income (for the year-ended December 31, 2021) $3.4M* CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 97 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16*Includes income of $3.38m due to the reversal of earn-out provisions from 2019 TLFI contingent liability $4.2 Billion AUM For 1,035 family relationships AVERAGE CLIENT SIZE $4,035,000

NYSE: PFS • Agency revenue is generated from commissions related to the sale of insurance products in various lines of business including commercial, personal and employee benefits • The agency places property and casualty, life and health, and other coverage with about 25 different insurance carriers licensed in 37 states. SB One Insurance Agency 17 $1,199 $1,413 $1,995 $2,281 $2,402 $2,903 Dec. 2016 Dec. 2017 Dec. 2018 Dec. 2019 Dec. 2020 Dec. 2021 Insurance Services Income Before Tax ($ in thousands) 5 year CAGR 19.35%

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in thousands, except per share data)

	2017	2018	2019	2020	2021	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Core PTPP ROAA:													
Net Income	$ 93,949	$ 118,387	$ 112,633	$ 96,951	$ 167,919	$ 14,931	$ 14,311	$ 27,143	$ 40,567	$ 48,559	$ 44,789	$ 37,268	$ 37,303
Add: provision for credit losses	5,600	23,700	13,100	29,719	(24,339)	14,717	10,900	6,400	(2,298)	(15,001)	(10,704)	969	397
Add: provision for credit losses for off-balance sheet credit exposure	-	-	-	1,814	1,515	1,000	5,289	(575)	(3,900)	(875)	2,050	980	(640)
Add: income tax expense	46,528	25,530	34,455	30,603	59,197	5,257	3,715	9,285	12,346	16,226	15,278	12,913	14,780
Add: merger related charges				6,310	-	463	683	1,961	3,210	-	-	-	-
Add: COVID-19 related costs				1,387	-		1,008	196	170		-	-	-
Core PTPP earnings	$ 146,077	$ 167,617	$ 160,188	$ 166,784	$ 204,292	$ 36,368	$ 35,906	$ 44,410	$ 50,095	$ 48,909	$ 51,413	$ 52,130	$ 51,840
Avg Diluted Shares outstanding	$ 64,579,222	$ 65,103,097	$ 64,734,591	$ 69,625,958	$ 76,560,840	$ 64,457,263	$ 64,400,548	$ 72,604,298	$ 76,928,934	$ 76,580,862	$ 76,753,442	$ 76,685,206	$ 76,226,747
Core PTPP Earnings per Share	$ 2.26	$ 2.57	$ 2.47	$ 2.40	$ 2.67	$ 0.56	$ 0.56	$ 0.61	$ 0.65	$ 0.64	$ 0.67	$ 0.68	$ 0.68
Annualized Core PTPP earnings	$ 146,077	$ 167,617	$ 160,188	$ 166,784	$ 204,292	$ 146,271	$ 144,413	$ 176,675	$ 199,291	$ 198,353	$ 206,217	$ 206,820	$ 205,670
Average assets	$ 9,534,785	$ 9,736,449	$ 9,820,832	$ 11,337,140	$ 13,338,911	$ 9,923,457	$ 10,433,858	$ 12,063,681	$ 12,902,381	$ 13,034,155	$ 13,227,853	$ 13,370,556	$ 13,715,235
Core PTPP ROAA (Annualized Core PTPP earnings/average assets)	**1.53%**	**1.72%**	**1.63%**	**1.47%**	**1.53%**	**1.47%**	**1.38%**	**1.46%**	**1.54%**	**1.52%**	**1.56%**	**1.55%**	**1.50%**

	2017	2018	2019	2020	2021	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
ROATE:													
Net income	$ 93,949	$ 118,387	$ 112,633	$ 96,951	$ 167,919	$ 14,931	$ 14,311	$ 27,143	$ 40,567	$ 48,559	$ 44,789	$ 37,268	$ 37,303
Annualized net income	$ 93,949	$ 118,387	$ 112,633	$ 96,951	$ 167,919	$ 60,052	$ 57,559	$ 107,982	$ 161,386	$ 196,934	$ 179,648	$ 147,857	$ 147,996
Average stockholders' equity	$ 1,289,973	$ 1,325,211	$ 1,394,859	$ 1,494,563	$ 1,673,715	$ 1,421,748	$ 1,409,324	$ 1,533,771	$ 1,611,691	$ 1,638,194	$ 1,668,525	$ 1,693,733	$ 1,693,567
Less: average intangible assets	421,628	419,271	433,189	449,711	465,214	436,757	436,021	459,002	466,775	465,902	464,201	465,180	464,740
Average tangible stockholders' equity	$ 868,345	$ 905,940	$ 961,670	$ 1,044,852	$ 1,208,501	$ 984,991	$ 973,303	$ 1,074,769	$ 1,144,916	$ 1,172,292	$ 1,204,324	$ 1,228,553	$ 1,228,827
ROATE (Annualized net income/average tangible stockholders' equity)	**10.82%**	**13.07%**	**11.71%**	**9.28%**	**13.89%**	6.10%	5.91%	**10.05%**	**14.10%**	**16.80%**	**14.92%**	**12.04%**	**12.04%**

	2017	2018	2019	2020	2021	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Tangible book value per share:													
Stockholders' equity	$ 1,619,797	$ 1,358,980	$ 1,413,840	$ 1,619,797	$ 1,697,096	$ 1,412,589	$ 1,410,407	$ 1,601,569	$ 1,619,797	$ 1,647,231	$ 1,677,634	$ 1,679,424	$ 1,697,096
Less: intangible assets	466,212	418,178	437,019	466,212	464,183	436,278	435,578	467,128	466,212	465,335	464,490	465,061	464,183
Tangible stockholders' equity	$ 1,153,585	$ 940,802	$ 976,821	$ 1,153,585	$ 1,232,913	$ 976,311	$ 974,829	$ 1,134,441	$ 1,153,585	$ 1,181,896	$ 1,213,144	$ 1,214,363	$ 1,232,913
Shares outstanding	77,611,107	66,325,458	65,787,900	77,611,107	76,969,999	65,770,728	65,741,182	78,481,159	77,611,107	77,798,624	77,841,528	77,226,485	76,969,999
Tangible book value per share (Tangible stockholders' equity/shares outstanding)	**$ 14.86**	**$ 14.18**	**$ 14.85**	**$ 14.86**	**$ 16.02**	**$ 14.84**	**$ 14.83**	**$ 14.45**	**$ 14.86**	**$ 15.19**	**$ 15.58**	**$ 15.72**	**$ 16.02**

	2017	2018	2019	2020	2021	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Capital Ratios:													
Tier 1 leverage capital	9.65%	10.24%	10.34%	9.30%	9.45%	10.21%	10.02%	10.03%	9.30%	9.41%	9.59%	9.55%	9.45%
Common equity Tier 1 risk-based capital	11.87%	12.54%	12.74%	10.46%	11.47%	12.31%	11.53%	10.81%	10.46%	10.92%	11.52%	11.43%	11.47%
Tier 1 risk-based capital	11.87%	12.54%	12.74%	10.58%	11.59%	12.31%	11.53%	10.93%	10.58%	11.04%	11.65%	11.55%	11.59%
Total risk-based capital	12.67%	13.27%	13.47%	11.94%	12.25%	13.12%	12.42%	11.94%	11.94%	11.99%	12.32%	12.33%	12.25%

Note: The Company has presented non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

Provident Financial Services, Inc. | 19

NYSE: PFS Note: The Company has presented non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Reconciliation of GAAP to Non-GAAP Financial Measures 20 Non-GAAP Financial Measures ($ in thousands, except per share data) Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended Dec-21 Reported non-interest expense 62,063$ Adjustments to non-interest expense: Credit loss expense for off-balance sheet credit exposures (640) Merger-related transaction costs and COVID-19 expenses - Adjusted non-interest expense 62,703$ Annualized adjusted non-interest expense 248,767$ Average assets 13,715,235 Annualized adjusted non-interest expense/average assets 1.81% Efficiency Ratio Calculation Three Months Ended Dec-21 Net Interest income 93,889$ Non-interest income 20,654 Total income 114,543$ Adjusted non-interest expense 62,703$ Efficiency ratio (adjusted non-interest expense/income) 54.74%

NYSE: PFS C & I - (Includes owner occupied) Loans by NAICS Sector – At 12/31/21 21 ($ in Thousands) NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 717 673,129 468,598 Health Care and Social Assistance 430 427,103 347,440 Manufacturing 244 331,829 220,456 Wholesale Trade 205 253,172 194,151 Construction 415 403,642 173,696 Accommodation and Food Services 208 161,451 131,146 Educational Services 74 136,030 114,484 Retail Trade 187 124,270 104,738 Arts, Entertainment, and Recreation 82 110,303 100,546 Other Services (except Public Administration) 246 127,976 97,726 Professional, Scientific, and Technical Services 275 141,964 65,664 Administrative and Support and Waste Management and Remediation Services 153 63,191 37,499 Finance and Insurance 40 166,221 35,805 Transportation and Warehousing 138 43,419 29,986 Agriculture, Forestry, Fishing and Hunting 9 25,078 18,751 Utilities 12 16,119 12,294 Information 18 23,733 11,567 Management of Companies and Enterprises 5 4,169 2,054 Public Administration 26 3,254 2,018 Mining, Quarrying, and Oil and Gas Extraction 4 960 518 Grand Total 3,488 3,237,013 2,169,136

NYSE: PFS Commercial Real Estate Loans by NAICS Sector – At 12/31/21 22 NAIC Sector Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 2,170 4,852,236 4,753,212 Accommodation and Food Services 51 219,023 218,498 Construction 36 102,008 96,196 Health Care and Social Assistance 23 38,755 38,519 Other Services (except Public Administration) 38 30,405 29,966 Transportation and Warehousing 6 21,360 19,568 Retail Trade 18 12,984 12,984 Arts, Entertainment, and Recreation 5 9,269 9,269 Manufacturing 4 3,732 3,732 Management of Companies and Enterprises 3 2,709 2,709 Professional, Scientific, and Technical Services 6 2,694 2,594 Finance and Insurance 4 2,490 2,490 Information 1 1,986 1,986 Administrative and Support and Waste Management and Remediation Services 3 1,274 1,274 Public Administration 22 794 794 Grand Total 2,390 5,301,719 5,193,790 ($ in Thousands)

NYSE: PFS Construction Loans by NAICS Sector – At 12/31/21 23 NAIC Sector2 Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 106 927,487 542,759 Construction 33 131,328 81,287 Health Care and Social Assistance 2 38,362 18,794 Accommodation and Food Services 1 17,700 17,700 Retail Trade 2 16,925 16,817 Transportation and Warehousing 1 6,400 5,397 Arts, Entertainment, and Recreation 1 382 382 Grand Total 146 1,138,584 683,136 ($ in Thousands)

NYSE: PFS ($ In thousands) CRE Investment By Property Type – At 12/31/21 24 Prop Type Count $ Outstanding % Outstanding WARR Retail 510 1,425,369 27.39% 3.35 Multi-Family 477 1,371,381 26.35% 3.10 Industrial 243 826,713 15.88% 3.30 Office 301 622,201 11.96% 3.48 Mixed 314 350,141 6.73% 3.27 Hotel 37 209,823 4.03% 5.10 Residential 415 197,884 3.80% 3.50 Special Use Property 65 132,674 2.55% 3.49 Land 18 68,339 1.31% 5.12 Grand Total 2,380 5,204,527 100.00% 3.39

NYSE: PFS Guideline is 300% of Regulatory Capital CRE To Total Risk-Based Capital 25 451.5% 452.4% 422.0% 440.8% 452.4% 448.8% 449.9% 457.3% 473.2% 456.4% 468.0% 471.6% 100.00% 150.00% 200.00% 250.00% 300.00% 350.00% 400.00% 450.00% 500.00% 12/31/16 12/31/17 12/31/18 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21

NYSE: PFS Performance Capital Ratios 26 9. 65% 10 .2 4% 10 .3 4% 9. 30% 9. 45% 11 .8 7% 12 .5 4% 12 .7 4% 10 .4 6% 11 .4 7% 11 .8 7% 12 .5 4% 12 .7 4% 10 .5 8% 11 .5 9%12 .6 7% 13 .2 7% 13 .4 7% 11 .9 4% 12 .2 5% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2017 2018 2019 2020 2021 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

NYSE: PFS $ in thousands Non-Performing Assets 27 *Includes $11,506 acquired from SB One. 2017 2018 2019 2020 2021 Residential $8,105 $5,853 $8,543 $9,315 $6,072 Commercial 7,090 3,180 5,270 31,982 16,887 Multi-family - - - - 439 Construction - - - 1,392 2,365 Commercial loans 17,243 15,391 25,160 42,118 20,582 Consumer loans 2,491 1,266 1,221 2,283 1,682 Total non-accruing loans 34,929 25,690 40,194 87,090 48,027 Total non-performing loans 34,929 25,690 40,194 87,090 48,027 Foreclosed assets 6,864 1,565 2,715 4,475 8,731 Total non-performing assets $41,793 $27,255 $42,909 $91,565 $56,758 *

INVESTOR PRESENTATION February 2022